                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential , for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                           Whitney Holding Corporation
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

    ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------

(4) Date Filed:

    ----------------------------------------------------------------------------

                                 [WHITNEY LOGO]


March 14, 2003



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

     Whitney Holding Corporation (the "Company") will hold its Annual Meeting of Shareholders on Wednesday, April 23, 2003, at 10:30 a.m. at the Pan-American Life Center, 601 Poydras Street, 11th Floor, New Orleans, Louisiana, for the following purposes:

     1. To elect two directors to serve until the 2007 Annual Meeting and four directors to serve until the 2008 Annual Meeting.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on February 28, 2003 are entitled to notice of, and to vote at, this meeting.

                                  By order of the Board of Directors.

                                  /S/ Joseph S. Schwertz, Jr.

                                  JOSEPH S. SCHWERTZ, JR.
                                  Secretary

--------------------------------------------------------------------------------

              228 St. Charles Avenue, New Orleans, Louisiana 70130





                             YOUR VOTE IS IMPORTANT

     Whether or not you expect to attend the meeting, your vote is important.If voting by mail, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope. No postage is required if mailed in the United States. You may also vote toll-free over the telephone or through the Internet. You may later revoke your proxy and vote in person.

                                TABLE OF CONTENTS


INFORMATION ABOUT THE MEETING AND VOTING......................................1
    Where and when is the Annual Meeting of Shareholders?.....................1
    Who may vote at the meeting?..............................................1
    How many shares must be present to hold the meeting?......................1
    What proposals will be voted on at the meeting?...........................1
    How many votes are required to approve this proposal?.....................2
    How are votes counted?....................................................2
    How does the Board recommend that I vote?.................................2
    How do I vote my shares without attending the meeting?....................2
    How do I vote my shares in person at the meeting?.........................2
    What does it mean if I receive more than one proxy card?..................3
    May I change my vote?.....................................................3
    Is the meeting location accessible to people with disabilities?...........3
    How do I get additional copies of SEC filings?............................3
GENERAL INFORMATION...........................................................4
VOTING SECURITIES AND PRINCIPAL HOLDERS.......................................4
ELECTION OF DIRECTORS.........................................................4
Beneficial Ownership of Directors and Management and Other Information........5
    Nominees for Term Expiring 2007...........................................5
    Nominees for Term Expiring 2008...........................................5
    Directors with Continuing Terms...........................................5
    Executive Officers........................................................7
BOARD OF DIRECTORS AND ITS COMMITTEES.........................................9
    Board and Board Committees................................................9
    Compensation of Directors.................................................9
    Report of the Audit Committee............................................10
Executive Compensation Report................................................11
EXECUTIVE COMPENSATION.......................................................13
    Summary Compensation Table...............................................13
    Option Grants Table......................................................14
    Option Exercises And Year-End Value Table................................15
    Stock Performance Graph..................................................15
    Retirement Plans; Change in Control Agreements...........................16
CERTAIN TRANSACTIONS.........................................................17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................17
ACCOUNTANTS..................................................................18
    Audit Fees...............................................................18
    Financial Information Systems Design and Implementation Fees.............18
    All Other Fees...........................................................18
SHAREHOLDER PROPOSALS........................................................19
OTHER MATTERS................................................................19

                                [OBJECT OMITTED]

                                 PROXY STATEMENT
                                       FOR
                    ANNUAL MEETING TO BE HELD APRIL 23, 2003

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Whitney Holding Corporation of proxies to be voted at Whitney's Annual Meeting of Shareholders to be held on April 23,2003, and at any adjournment of the meeting.

                    INFORMATION ABOUT THE MEETING AND VOTING

Where and when is the Annual Meeting of Shareholders?

We will hold the Annual Meeting of Shareholders on April 23, 2003 at 10:30 a.m. at the Pan-American Life Center, 601 Poydras Street, 11th Floor, New Orleans, Louisiana.

Who may vote at the meeting?

     The Board set February 28, 2003 as the record date for the meeting. If you owned Whitney common stock at the close of business on February 28, 2003, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

     o Held directly in your name with our transfer agent, American Stock Transfer & Trust Company, as a "holder of record,"

     o Held for you in an account with a broker, bank or other nominee shares held in "street name"), and

     o Credited to your Whitney National Bank employee account in Whitney's Savings Plus 401(k) Plan.

Each share of our common stock has one vote on each matter to be voted on.

How many shares must be present to hold the meeting?

     A majority of Whitney's outstanding shares of common stock as of the record date must be present at the meeting to hold the meeting and conduct business. This is called a quorum. On the record date, there were 40,112,538 shares of Whitney common stock outstanding. Your shares are counted as present at the meeting if you:

     o Have properly voted by Internet or telephone or submitted a proxy card prior to the meeting; or

     o  Are present and vote in person at the meeting.

What proposals will be voted on at the meeting?

     There is one proposal scheduled to be voted on at the meeting: Election of six directors.

How many votes are required to approve this proposal?

     Directors will be elected by a plurality of the votes cast at the meeting. This means that the six nominees who receive the largest number of "FOR" votes cast will be elected as directors.

How are votes counted?

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. These shares are not considered as entitled to vote on the proposal in question, and effectively reduce the number of shares needed to approve the proposal. Shares that can not be voted by brokers with respect to a particular proposal will, however, be treated as shares present for purposes of establishing a quorum.

How does the Board recommend that I vote?

     The Board of Directors recommends that you vote "FOR" each of the nominees.

How do I vote my shares without attending the meeting?

     Whether you hold shares in your own name, in street name, or through Whitney's Savings Plus 401(k) Plan, you may direct your vote without attending the meeting. If you are the shareholder of record or hold shares through Whitney's Savings Plus 401(k) Plan, you may vote by granting a proxy, as follows:

     o By Internet or Telephone - You may submit your proxy by following the instructions on the proxy card. Shareholders of record who are also participants in Whitney's Savings Plus 401(k) Plan will receive two proxy cards. If you vote using the Internet or telephone, you do not need to return your proxy card. We have designed telephone and Internet voting procedures that authenticate your identity as a stockholder, allow you to give your voting instructions and confirm that your instructions have been recorded properly. The deadline for telephone and Internet voting is 1:30 p.m. Eastern Standard Time on April 22, 2003.

     o By Mail - You may vote by mail by signing and dating your proxy card (or cards, if you are both a record shareholder and a participant in Whitney's Savings Plus 401(k)Plan) and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the meeting?

     If you choose to vote at the meeting:

     o If you are a stockholder of record, you should bring the enclosed proxy card and proof of identity.

     o If you hold your shares in street name, you must obtain a broker representation letter in your name from your bank, broker or other holder of record.

     At the appropriate time during the meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.

     Even if you plan to attend the meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.

What does it mean if I receive more than one proxy card?

     It means you hold shares registered in more than one name or hold shares through Whitney's Savings Plus 401(k) Plan in addition to other shares. To ensure that all your shares are voted, sign and return each proxy card, or if you vote by telephone or Internet, vote once for each proxy card you receive.

May I change my vote?

     Yes. Whether you have voted by mail, telephone or the Internet, you may change your vote and revoke your proxy by:

     o   Voting by telephone or the Internet at a later time,

     o   Submitting a properly signed proxy card with a later date,

     o   Voting in person at the meeting,

     o Delivering written notice that you wish to revoke your proxy to Joseph S. Schwertz Jr., Corporate Secretary, at or before the meeting. Mr. Schwertz's office is located in Suite 626, 228 St. Charles Avenue, New Orleans, La. 70130.

Is the meeting location accessible to people with disabilities?

     Yes. The Pan-American Life Center Auditorium, in which the meeting will be held, offers access for people using wheelchairs.

How do I get additional copies of SEC filings?

     Copies of the Company's financial reports, including its reports to the Securities & Exchange Commission on Forms 10-K and 10-Q, are available without cost by sending your request to: Mrs. Shirley N. Fremin, Investor Relations, Whitney Holding Corporation, P. O. Box 61260, New Orleans, LA 70161, (504) 586-3627 or toll free (800) 347-7272 or E-mail:
investor.relations@whitneybank.com. Copies can also be obtained free of charge in the "For Whitney Shareholders" section of the Company's web-site at www.whitneybank.com.


                      ------------------------------------

                               GENERAL INFORMATION

     We will begin mailing this Proxy Statement, the summary annual report, the annual report on Form 10-K and proxy card to shareholders on or about March 14, 2003 and will bear the cost of soliciting proxies. Directors, officers and regular employees of the Company and its banking subsidiary, Whitney National Bank (the "Bank"), may solicit proxies by mail, telephone, facsimile machine or personal interview, but will not receive additional compensation.

     Share totals and per share figures in this Proxy Statement give effect to the three-for-two stock split paid on April 9, 2002.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only shareholders of record as of the close of business on February 28, 2003 are entitled to notice of and to vote at the meeting. On that date, 40,112,538 shares of common stock, our only class of authorized stock, were outstanding. Each share is entitled to one vote. As of February 28, 2003, the entity named below was, to our knowledge, the only beneficial owner of more than 5% of our outstanding stock, as defined by Rule 13d-3 of the Securities and Exchange Commission.

    Name and Address                Shares Beneficially           Percent of
    of Beneficial Owner                    Owned (1)                 Class
    -------------------             -------------------          -----------
    Private Capital Management.........  2,293,621                  5.48%
      8889 Pelican Bay Boulevard, Suite 500
      Naples, Florida 34108

     (1) Information is based on a Schedule 13G filed on February 14, 2003 with the Securities and Exchange Commission. Private Capital Management
          (PCM) is filing as an Investment Adviser registered under section 203 of the Investment Advisers Act of 1940. Bruce S. Sherman is CEO of PCM and Gregg J. Powers is President. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by PCM's clients managed by PCM. They disclaim beneficial ownership for the shares held by PCM's clients and disclaim the existence of a group. This figure also includes 40,000 shares owned by Mr. Sherman.


                              ELECTION OF DIRECTORS

     The Company's charter provides for a Board of Directors of five to twenty-five persons, divided into five classes serving staggered five-year terms. By Board resolution, the number of directors has been set at 17, six of whom are to be elected this year. Dr. Lomax and Messrs. Taylor and Westfeldt were appointed in April 2002 to fill vacancies on an expanded Board, and pursuant to the Company's Charter, must stand for election by the shareholders at this Annual Meeting. Dr. Lomax and Mr. Taylor are nominated to serve for terms expiring at the 2007 Annual Meeting. Mr. Westfeldt, along with Messrs. Kock, Milling and Phillips, who were elected at prior shareholder meetings, are nominated to serve for terms expiring at the 2008 Annual Meeting.

     Directors are elected by a plurality of the votes actually cast. We disregard abstentions and broker nonvotes. We expect that each nominee will be available for election. If a nominee is unavailable, the proxies will cast your vote for any substitute nominee the Board recommends.

     The following table sets forth information we obtained from the nominees and other directors about (a) their principal occupations for the last five years, (b) directorships they hold with other public companies and (c) their beneficial ownership of the Company's outstanding stock as of December 31, 2002. Also included is the beneficial stock ownership of each of the named executive officers in the Summary Compensation Table.



                      Beneficial Ownership of Directors and Management and Other Information
                                                                                               Shares     Percent
                                                                      Director   Term       Beneficially     of
Name and Age                   Principal Occupation                   Since     Expires       Owned (1)    Class
------------                   --------------------                   --------  -------     ------------  ---------
Nominees for Term Expiring 2007

Michael L. Lomax, 55           President, Dillard University           2002     2003       3,483 (2)(3)     *
                               since 1997

Dean E. Taylor, 54             President (since 2001) and Chief        2002     2003       3,501 (2)(4)     *
                               Executive Officer (since 2002),
                               Tidewater, Inc. (marine offshore
                               supply); Executive Vice President,
                               Tidewater, Inc. (2000-2001),
                               Senior Vice President (1998-2000)

Nominees for Term Expiring 2008

E. James Kock, Jr., 74         Former President, Bowie Lumber          1965     2003      84,575 (2)(5)      *
                               Associates, Downmans Associates,
                               Jeanerette Lumber & Shingle Co., Ltd.
                               and White Castle Lumber & Shingle
                               Co., Ltd. (land and timber holdings,
                               and investments), retired 1993

R. King Milling, 62            President of the Company                1979     2003     225,926 (6)        *
                               and the Bank since 1984

John G. Phillips, 80           Former Chairman of the Board            1972     2003      21,600 (2)(7)     *
                               and Chief Executive Officer, The
                               Louisiana Land and Exploration
                               Company (oil and gas exploration
                               and production), retired 1985;
                               Director, Energy Parnters, Ltd.

Thomas D. Westfeldt, 51        President, Westfeldt                    2002     2003       6,825 (2)(8)     *
                               Brothers, Inc. (green coffee
                               importing firm)

Directors with Continuing Terms

Harry J. Blumenthal, Jr., 57   President, Blumenthal                   1993     2004      36,487 (2)(9)     *
                               Print Works, Inc.
                               (textiles manufacturing)

Joel B. Bullard, Jr., 52       President, Joe Bullard                  1994     2004      32,658 (2)(10)    *
                               Automotive Companies

James M. Cain, 69              Former Vice Chairman, Entergy           1987     2007     18,733  (2)(11)    *
                               Corporation (utility holding company);
                               former Chairman of the Board, Chief
                               Executive Officer and President, Louisiana
                               Power and Light Company (electric utility);
                               former Director, Chief Executive Officer
                               and President, New Orleans Public Service,
                               Inc., retired 1993


                                                                                              Shares     Percent
                                                                      Director   Term       Beneficially     of
Name and Age                   Principal Occupation                   Since     Expires       Owned (1)    Class
------------                   --------------------                   --------  -------     ------------  ---------
Angus R. Cooper II, 60         Chairman and Chief Executive            1994     2004     239,621 (2)(12)    *
                               Officer, Cooper/T. Smith Corp.
                               (shipping service company);
                               Director, Friede Goldman
                               Halter, Inc.

Richard B. Crowell, 64         Attorney, Crowell & Owens;              1983     2007     280,745 (2)(13)    *
                               Director, CLECO Corporation

William A. Hines, 66           Chairman of the Board,                  1986     2006     234,600 (2)(14)    *
                               Nassau Holding Corporation
                               (holding company of entities in
                               the oil field service industry);
                               Director, Unifab International, Inc.

John J. Kelly, 68              Chairman, Louisiana Technology          1986     2005     21,393  (2)(15)    *
                               Council (nonprofit organization
                               advancing technology in Louisiana);
                               former President, Textron
                               Marine and Land Systems (designs
                               and builds advanced technology
                               vehicles and craft), retired 1999

Alfred S. Lippman, 64          Managing Member, Lippman                1996     2006     104,526 (2)(16)    *
                               & Mahfouz, L.L.C., Attorneys at Law

William L. Marks, 59           Chairman of the Board and               1990     2005     522,792 (17)       1.25%
                               Chief Executive Officer of the
                               Company and the Bank since 1990;
                               Director, Adtran, Inc.; Director,
                               CLECO Corporation

Eric J. Nickelsen, 58          Real estate developer and part          2000     2005      11,250 (2)(18)    *
                               owner, John S. Carr & Company,
                               Inc. (January 1998 to present);
                               former Chairman of the Board, CEO
                               and President, Barnett Bank of West
                               Florida (December 1993 to January 1998)

Carroll W. Suggs, 64           Vice Chairman, National Ocean           1996     2006      15,150 (2)(19)    *
                               Industries Association (2002-2003)
                               (trade association representing a broad
                               base of offshore/ocean related industries);
                               former Chairman, Chief Executive
                               Officer and President Petroleum
                               Helicopters, Inc., retired 2001; Director,
                               Global SantaFe Corporation; Director,
                               Pogo Producing Company



                                                                                               Shares     Percent
                                                                      Director   Term       Beneficially     of
Name and Age                   Principal Occupation                   Since     Expires       Owned (1)    Class
------------                   --------------------                   --------  -------     ------------  ---------
Executive Officers

Robert C. Baird, Jr., 52       Executive Vice President of the           -        -      126,453 (20)       *
                               Company and the Bank since 1995;
                               Director, Avoca, Inc.

G. Blair Ferguson, 59          Executive Vice President of the           -        -       64,270 (21)       *
                               Company and the Bank since 1993

John C. Hope III, 53           Executive Vice President of the           -        -      153,909 (22)       *
                               Company since 1994 and the Bank
                               since 1998; Chairman of the Board,
                               Energy South, Inc.

All 24 directors and executive
officers of the Company as a group                                                     2,671,314 (23)       6.38%


 * Less than 1% of the outstanding common stock.

(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted and subject to community property laws where applicable, each of the shareholders has sole investment and voting power with respect to reported holdings. All share totals give effect to the three-for-two stock split paid on April 9, 2002.

(2) The share totals for directors noted include the following shares subject to option that have been granted pursuant to the Directors' Compensation Plan. All such options are mmediately exercisable. Share totals for Messrs. Blumenthal, Cain, Hines, Kelly and Phillips include options on 15,000 shares; Messrs. Bullard's and Cooper's share totals include options on 13,500 shares; Mr. Lippman's and Ms. Suggs' share totals include options on 12,000 shares; Mr. Kock's share total includes options on 9,000 shares; Messrs. Crowell's and Nickelsen's share totals include options on 4,500 shares; and Dr. Lomax's and Messrs. Taylor's and Westfeldt's share totals include options on 3,000 shares.

(3)  Dr. Lomax is a member of the Company's Executive Committee.

(4)  Mr. Taylor is a member of the Company's Executive Committee.

(5) Mr. Kock is a member of the Company's Executive and Nominating Committees. His share total includes 12,660 shares over which Mr. Kock holds a usufruct, 9,803 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,525 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(6) Mr. Milling is an ex-officio member of the Company's Executive Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 17,050 shares of restricted stock and options on 81,696 shares, all immediately exercisable. The share total also includes 6,103 shares of stock held for his benefit in the Company's Savings Plus 401(k) Plan.

(7)  Mr. Phillips is a member of the Company's Compensation Committee.

(8)  Mr. Westfeldt is a member of the Company's Executive Committee.

(9) Mr. Blumenthal is a member of the Company's Audit and Executive Committees. His total shares include shared voting and investment power with respect to 11,137 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(10) Mr. Bullard is a member of the Company's Nominating Committee. Mr. Bullard's total shares include 3,375 shares in a profit sharing trust, and 7,860 shares in family trusts, for which beneficial ownership is disclaimed.

(11) Mr. Cain is a member of the Company's Audit and Nominating Committees.

(12) Mr. Cooper is a member of the Company's Compensation and Executive Committees.

(13) Mr. Crowell is a member of the Company's Audit Committee. His total shares include 97,182 shares owned by members of Mr. Crowell's family and family trusts, for which beneficial ownership is disclaimed.

(14) Mr. Hines is a member of the Company's Executive Committee. He disclaims beneficial ownership of 109,575 shares.

(15) Mr. Kelly is a member of  the  Company's  Compensation  and  Executive
     Committees.

(16) Mr. Lippman is a member of the Company's Audit and Executive Committees. Mr. Lippman's total shares include 56,419 shares held for the benefit of Mr. Lippman in his law firm's 401(k) plan.

(17) Mr. Marks is an ex-officio member of the Company's Executive and Nominating Committees. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program:
     56,000 shares of restricted stock and options on 280,946 shares, all immediately exercisable. The share total also includes 6,910 shares of stock held for his benefit in the Company's Savings Plus Plan.

(18) Mr. Nickelsen is a member of the Company's Audit and Executive Committees.

(19) Ms. Suggs is a member of the Company's Compensation Committee.

(20) Mr. Baird's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive
     Program: 13,400 shares of restricted stock and options on 79,247 shares, all immediately exercisable. The share total includes 3,756 shares of stock held for his benefit in the Company's Savings Plus 401(k) Plan.

(21) Mr. Ferguson's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program: 9,750 shares of restricted stock and options on 45,000 shares, all immediately exercisable.

(22) Mr. Hope's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive
     Program: 13,400 shares of restricted stock and options on 79,247 shares, all immediately exercisable. The share total also includes 5,973 shares of stock held for his benefit in the Company's Savings Plus 401(k) Plan and 2,000 shares of stock owned by his children over which Mr. Hope has investment authority.

(23) The Bank serves as trustee of the Company's Retirement Plan Trust, which held 257,200 shares (.61%) as of December 31, 2002. An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Such shares have been included only once in calculating the beneficial ownership of all executive officers and directors as a group.

                      BOARD OF DIRECTORS AND ITS COMMITTEES

Board and Board Committees

     The Company's Board held 12 meetings in 2002. The Board consists of 17 directors, including two employee directors. During 2002, the Board continued its longstanding practice of convening in executive sessions by having three such sessions at the end of Board meetings. Messrs. Marks and Milling, who are the two employee directors, and all other employees, excused themselves from the executive sessions. Mr. Phillips, the Chairman of the Company's Compensation Committee, chaired the 2002 executive sessions, which were held in February, June and December.

     In addition to the Board meetings, the directors provide significant corporate governance oversight through the Company's Executive Committee. The Executive Committee currently consists of 12 directors and thus comprises 71% of the Board. During 2002 the Executive Committee met 24 times. Among its other duties, the Executive Committee receives quarterly briefings from management on operational, legal, compliance and community reinvestment act matters.

     The Company also has Nominating, Compensation and Audit Committees. The Nominating Committee is comprised of Messrs. Marks, Bullard, Cain and Kock and held two meetings during 2002. The Company has not fully defined the Nominating Committee's functions and operating procedures. The Nominating Committee will not consider nominees recommended by the Company's shareholders. The Compensation Committee is comprised of Messrs. Cooper, Kelly and Phillips and Ms. Suggs and is discussed below.

     The Audit Committee is comprised of directors who are independent as defined under the listing qualifications of The NASDAQ Stock Market. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during 2002, is set forth in the "Report of the Audit Committee," included below. The Audit Committee is governed by a written charter approved by the Board of Directors. The Company included a copy of this charter in Appendix A to its 2002 Proxy Statement.

     All directors other than Messrs. Hines and Taylor, both whom serve on the Executive Committee, attended at least 75% of the aggregate number of meetings of the Board and the committees of the Company on which they served. Mr. Taylor did attend 75% of the Board meetings. Mr. Hines' absences were due in part to illness.

Compensation of Directors

     All Company directors are also directors of the Bank. During 2002 the Bank paid its nonofficer directors annual fees of $12,000 and, for the first six months, $750 for each day on which the director attended one or more Bank board or committee meetings. Effective July 1, 2002, the Bank's board approved an increase in meeting fees to $1,000 for each day on which a director attended meetings. The Company does not pay nonofficer directors additional fees for attendance at meetings of the Company's board and committees, which meet on the same days as their Bank counterparts.

     In 2001, our shareholders approved the amended and restated Directors' Compensation Plan. For each nonemployee director, this plan (a) awards 450 shares of common stock annually, (b) grants 1,500 non-qualified stock options in 2001 and 3,000 annually thereafter and (c) allows directors to defer all or part of their annual stock award and fees and any gain realized on the exercise of options granted under the plan. These totals have been adjusted to reflect the 3-for-2 stock split effective April 2002. Any deferred amounts are credited to a bookkeeping account we maintain for each director. Directors can allocate deferred amounts among an equity fund, S&P 500 Index Fund, a fixed income fund, a money market fund and credits representing shares of the Company's common stock. Earnings and losses based on the performance of the selected investments are periodically credited to each director's account; however, the Company is not required to actually acquire any asset based on the directors' allocations. We established a rabbi trust and, as long as this plan continues, we intend to contribute to this trust to fund our obligations under the plan. Plan benefits are distributed as designated by each director, which is usually after the director is no longer on the board. Benefits are equal to the amount credited to a director's account at the time of distribution.

Report of the Audit Committee

     The following Audit Committee Report does not constitute soliciting material and should not be deemed by any general statement incorporating by reference this Proxy Statement to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements, the reporting process and the systems of controls relating to financial reporting. In fulfilling its oversight responsibilities for 2002, the Committee reviewed the audited financial statements in the annual report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles and underlying estimates and significant judgments used in the financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     The  Committee  reviewed the  audited   financial   statements  with  the
Independent Public Accountant /Auditor (IPA/A), who is responsible for expressing an opinion on the conformity of those statements with accounting principles generally accepted in the United States of America. The Committee discussed with the IPA/A their judgment as to the quality, not just the acceptability, of the Company's accounting principles, the matters required to be communicated by Statement on Auditing Standards No. 61, "Communication with Audit Committees," and their independence from management and the Company including the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with the Audit Committees."

     The Committee discussed with the Company's internal auditors and the IPA/A the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the IPA/A to discuss the results of their audits, their evaluations of the Company's systems of internal controls and the overall quality of the Company's financial reporting. Both the internal auditors and the IPA/A have unrestricted access to the Audit Committee. The Committee held eight meetings during fiscal year 2002.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and Board selected the Company's IPA/A. The Committee and Board believe, to the best of their knowledge, that the Company is in compliance with the required and applicable provisions of the Sarbanes-Oxley Act of 2002.

                         Audit Committee of the Board of Directors

                         Richard B. Crowell, Chairman
                         Harry J. Blumenthal, Jr.
                         James M. Cain
                         Alfred S. Lippman
                         Eric J. Nickelsen

                          Executive Compensation Report

     The Compensation Committee is comprised of four independent, non-employee directors of the Company. The Committee meets regularly to discuss and make decisions on matters involving executive compensation and the Company's qualified and non-qualified employee benefit plans. In 2002, the Committee met three times.

     The Committee is committed to ensuring the Company's total compensation package for the chief executive officer, the other named executive officers and other key senior officers will serve to:

     o attract, retain and motivate outstanding management staff who add value to the organization based on individual and team contributions;

     o provide a highly competitive base salary structure in all markets where we operate;

     o clearly link annual variable pay opportunities to attainment of pre-defined performance measures that yield superior results; and

     o facilitate employee ownership through equity components of performance-based long-term incentive stock plans that enhance shareholder value.

     Base Compensation. To ensure the competitiveness of the Company's total compensation package, the Committee reviews salary survey information developed by the Bank's human resources department regarding the compensation practices of a peer bank group. The peer bank group is comprised of eleven high performing banks located in the south central region of the United States with assets in the $5-$49 billion range. Additionally, the Committee reviews financial industry salary survey information developed by a national consulting firm and information developed by outside compensation consultants. The goal of the Committee is to set executive officer base salaries slightly above the median for similar positions within the banking industry. Each July, after considering an assessment of each individual officer's performance, market salary survey data and the chief executive officer's recommendations, the Committee sets the annual salary of all executive officers.

     Annual Bonus. Executive officers participate in the Company's Executive Compensation Plan approved by the Board of Directors and administered by the Compensation Committee. The plan provides participants the opportunity to earn an annual cash bonus if designated performance goals are achieved. Minimum threshold goals must be achieved before any bonuses are earned. The performance measurements used in 2002 were return on average assets and return on average equity. Under the plan the chief executive officer can earn a maximum bonus equal to 75% of base salary while other executive officers can earn a maximum bonus equal to 50-60% of base salary. The chief executive officer's bonus is based 100% on Company performance. The Committee sets the bonus amounts earned by all other executive officers after consideration of 2002 individual performance. The summary compensation table lists the bonus amounts earned by each executive officer under the 2002 Plan as approved by the Committee.

     Long-Term Incentives. In 2002 after reviewing the financial performance of the Company and other key factors, the Committee granted to the chief executive officer, the other named executive officers and other key employees long-term incentive awards under the provisions of the shareholder-approved 1997 Long-Term Incentive Plan. These awards are designed to link the future financial performance of the Company to the financial interests of its executives. Long-term incentive awards granted by the Committee include performance-based restricted stock, and incentive and non-statutory stock options. Restricted stock awards vest three years from the date of grant. Stock options vest six months and one day from the grant date and expire ten years from the grant date. Performance-based restricted stock target awards are subject to adjustment based on Committee assessment of Company performance relative to the peer bank group over a three-year period. The comparison is based on return on average assets and return on average equity. Target performance-based restricted stock awards may be forfeited or adjusted in a range from 25% to 200% of the target award by the Committee based on the Committee's assessment of relative performance.

     Executive Benefit Plans. Executive officers of the Company participate in a non-contributory supplemental executive retirement plan and also may elect to defer receipt of cash compensation through the Company's deferred compensation plan. The Committee believes these plans are necessary to ensure the Company's executive compensation package provides sufficient opportunity to accumulate necessary funds for retirement.

     Compensation of Chief Executive Officer and Chairman. Based upon the executive compensation practices described in this report, the Committee approved an increase in the annual base compensation of William L. Marks, chief executive officer and chairman of the Company and the Bank to $860,000 effective July 1, 2002. This represents an increase of $50,000 or 6.17% over his previous annual salary of $810,000. With respect to fiscal year 2002, the Committee awarded Mr. Marks a performance bonus under the Executive Compensation Plan in the amount of $467,000. The bonus was based solely on the attainment of Company performance goals related to return on average assets and return on average equity.

     Mr.   Marks  also  received  a  target   award  of   20,000   shares  of
performance-based restricted stock. The amount of the award will be finally determined (between 0% and 200% of the target amount) at the conclusion of a three-year performance cycle ending December 31, 2004, based upon the Company's return on average assets and return on average equity when compared to the peer bank group. The award will vest on June 10, 2005, provided Mr. Marks is employed by the Company and/or the Bank on that date. Mr. Marks also received an aggregate grant of 40,000 incentive and non-statutory stock options, which became exercisable six months and one day after the date of grant. The exercise price of these options is $33.87 per share, which was the fair market value of the Company's common stock as of the grant date.

     Deduction for Compensation. Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to the chief executive officer or to any of the four other most highly compensated officers generally cannot be deducted. Certain performance-based compensation is exempt from the calculation of the $1 million limit. The Committee has retained the discretion to pay compensation in excess of the limit and to make grants and awards that are not performance-based within the meaning of Section 162(m) of the Internal Revenue Code, including annual bonuses paid under the Executive Compensation Plan.

                         Compensation Committee of the Board of Directors

                         John G. Phillips, Chairman
                         Angus R. Cooper, II
                         John J. Kelly
                         Carroll W. Suggs

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table discloses the compensation earned for each of the three preceding years ended December 31, 2002 by the chief executive officer and the four other most highly paid executive officers during 2002.

=========================== =========================================== ======================= ===============
                                                                         Long-Term Incentive
                                       Annual Compensation                 Compensation (1)
=========================== =========================================== ======================= ===============
                                                                         Restricted
                                                                           Stock     Number of
                                                          Other Annual     Award       Shares
Name and Principal                                        Compensation     Dollar    Underlying    All Other
Position                   Year      Salary    Bonus(2)        (3)        Value(4)   Options(5)   Compensation
-------------------------- ------- ---------- ------------------------ ------------- ---------- ---------------

William L. Marks           2002     $835,000   $467,000     $62,843    $677,400 (6)    40,000    $11,398 (9)
Chairman & Chief Executive 2001      785,000    416,050      57,790     502,920 (7)    37,500     10,090
Officer of the Company     2000      740,000    392,200      60,585     444,750 (8)    37,500      7,321
and the Bank
-------------------------- ------- ---------- ---------- ------------- ------------- ---------- ---------------
R. King Milling            2002     $510,000   $229,500     $20,333    $221,849 (6)    14,000    $11,865 (10)
President of the Company   2001      489,000    205,380      20,731     146,685 (7)    11,250     10,532
and the Bank               2000      468,004    196,560      22,637     129,719 (8)    11,250      8,152
-------------------------- ------- ---------- ---------- ------------- ------------- ---------- ---------------
Robert C. Baird, Jr.       2002     $312,000   $140,400     $15,334    $174,431 (6)    14,000    $10,380 (11)
Executive Vice President   2001      294,000    123,480      15,090     115,253 (7)    11,250      9,070
of the Company and the     2000      271,833    114,170      16,285     101,922 (8)    11,250      6,291
Bank
-------------------------- ------- ---------- ---------- ------------- ------------- ---------- ---------------
John C. Hope III           2002     $312,000   $140,400     $15,334    $174,431 (6)    14,000    $10,444 (12)
Executive Vice President   2001      294,000    123,480      15,090     115,253 (7)    11,250      9,182
of the Company and the     2000      271,833    114,170      16,285     101,922 (8)    11,250      6,345
Bank
-------------------------- ------- ---------- ---------- ------------- ------------- ---------- ---------------
G. Blair Ferguson          2002     $245,500    $96,665     $11,295    $127,013 (6)     9,000    $10,828 (13)
Executive Vice President   2001      223,333     93,765      11,236      83,820 (7)     9,000      9,518
of the Company and the     2000      205,000     89,110      12,662      74,125 (8)     9,000      6,931
Bank
========================== ======= ========== ========== ============= ============= ========== ===============

     1. All awards are made under the Company's Long-Term Incentive Plan. The amounts have been adjusted to reflect the three-for-two stock split paid on April 9, 2002.

     2.   All  amounts in  this  column   were  earned  under  the  Executive
          Compensation Plan, which provides for short-term cash awards based upon the performance of the Company, the Bank and individual performance of the named executive officers other than the CEO.

     3. Amounts in this olumn reflect dividends received by each named executive officer on shares of restricted stock not yet vested.

     4. This column represents the value of the target restricted stock awards made to thenamed executive officers. The dollar values were calculated using the closing market price of the Company's common stock on the date of award. The aggregate value of all restricted stock holdings calculated using the closing market price of the Company's common stock as of December 31, 2002 was as follows: Mr. Marks, $1,866,480; Mr. Milling, $568,277; Mr. Baird, $446,622; Mr.
          Hope, $446,622; and Mr. Ferguson, $324,968. Dividends are currently paid on these restricted shares.

     5. This column reflects the number of shares of common stock underlying options granted to the named executive officers under the Company's Long-Term Incentive Plan.

     6. The restricted stock value is based upon a target award. Target awards of performance restricted stock granted to the named executive officers were: Mr. Marks, 20,000 shares; Mr. Milling, 6,550 shares; Mr. Baird, 5,150 shares; Mr. Hope, 5,150 shares; Mr. Ferguson, 3,750 shares. The final award will be adjusted (between 0% and 200%) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2002, and ending December 31, 2004. The restricted stock vests on June 10, 2005. The grant date of the target award was June 11, 2002. The target award is valued at $33.87 per share, the closing market price of the Company's common stock on the grant date.

     7. The restricted stock value is based upon a target award. Target awards of performance restricted stock granted to the named executive officers were: Mr. Marks, 18,000 shares; Mr. Milling,
          5,250 shares; Mr. Baird, 4,125 shares; Mr. Hope, 4,125 shares; Mr. Ferguson, 3,000 shares. The final award will be adjusted (between 0% and 200%) based on the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2001, and ending December 31, 2003. The restricted stock vests on June 11, 2004. The grant date of the target award was June 12, 2001. The target award is valued at $27.94 per share, the closing market price of the Company's common stock on the award date.

     8. The restricted stock value is based upon a target award. Target awards of performance restricted stock granted to the named executive officers were: Mr. Marks, 18,000 shares; Mr. Milling, 5,250 shares; Mr. Baird, 4,125 shares; Mr. Hope, 4,125 shares; Mr. Ferguson, 3,000 shares. The final award will be adjusted (between 0% and 200%) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2000, and ending December 31, 2002. The restricted stock vests on June 12, 2003. The grant date for the target award was June 13, 2000. The target award is valued at $24.71 per share, the closing market price of the Company's common stock on the award date adjusted.

     9. This amount represents $2,318 in imputed income for group term life insurance, premiums of $1,080 for long-term disability insurance and $8,000 in matching contributions to the Company's 401(k) plan.

     10. This amount represents $2,785 in imputed income for group term life insurance, premiums of $1,080 for long-term disability insurance and $8,000 in matching contributions to the Company's 401(k) plan.

     11. This amount represents $1,300 in imputed income for group term life insurance, premiums of $1,080 for long-term disability insurance and $8,000 in matching contributions to the Company's 401(k) plan.

     12. This amount represents $1,364 in imputed income for group term life insurance, premiums of $1,080 for long-term disability insurance and $8,000 in matching contributions to the Company's 401(k) plan.

     13. This amount represents $1,846 in imputed income for group term life insurance, premiums of $982 for long-term disability insurance and $8,000 in matching contributions to the Company's 401(k) plan.

                               Option Grants Table

     The following table provides information about options granted under the Company's Long-Term Incentive Plan in 2002 to each of the named executive officers. The options were granted in the form of incentive stock options and nonqualified options. No stock appreciation rights were granted in 2002.


============================================================================================================
                                           Option Grants in 2002
============================================================================================================
======================= ========================================================= ==========================
                                         Individual Grants (1)
                        --------------------------------------------------------- Potential Realizable Value
                           Number of     % of Total                                 at Assumed Annual Rates
                          Securities      Options                                  of Stock Price Appreciation
                          Underlying     Granted to    Exercise or                      for Option Term
                           Options       Employees     Base Price     Expiration
   Name                    Granted        in 2002     (Per Share)(2)    Date(3)        5%           10%
======================= =============== ============ ============== ============= ==========================
William L. Marks             40,000         10.29%        $33.87      6/10/2012     $852,000    $2,159,200
R. King Milling              14,000          3.60%         33.87      6/10/2012      298,200       755,700
Robert C. Baird, Jr.         14,000          3.60%         33.87      6/10/2012      298,200       755,700
John C. Hope III             14,000          3.60%         33.87      6/10/2012      298,200       755,700
G. Blair Ferguson             9,000          2.31%         33.87      6/10/2012      191,700       485,900
======================= =============== ============ ============== ============= =========== ==============

     1. The exercise price is the fair market value of the Company's common stock on June 11, 2002, the date of grant. The exercise price may be paid in cash or by delivery of common stock already owned for at least six months. An executive's tax obligations related to the exercise of the options can be paid by the offset (reduction) of the number of shares otherwise issuable on exercise.

     2. All options were first exercisable six months and one day after the date of grant, or December 12, 2002, and remain exercisable until the expiration date.


                    Option Exercises And Year-End Value Table

     The following table provides information about options exercised in 2002 by each of the named executive officers and the value of each officer's outstanding options as of December 31, 2002. There were no stock appreciation rights outstanding or exercised in 2002.

============================================================================================================
                               Option Exercises and Year-End Value Table (1)
============================================================================================================
                                                           Number of securities        Value of unexercised
                              Shares                      underlying unexercised       in-the-money options
                             acquired      Value          options at December 31, 2002    at December 31, 2002
       Name                  on exercise   realized          All exercisable             All exercisable
------------------------------------------------------------------------------------------------------------
  William L. Marks             15,000     $137,900                280,946                   $1,645,821
  R. King Milling                  --           --                 81,696                      444,539
  Robert C. Baird, Jr.          8,999      168,776                 79,247                      404,183
  John C. Hope III              8,999      168,507                 79,247                      404,183
  G. Blair Ferguson            35,996      535,506                 44,999                      150,541
============================================================================================================

     1. Share amounts in this table have been adjusted for the three-for-two stock split effective April 9, 2002.

                             Stock Performance Graph

     The following graph compares the cumulative five-year shareholder return of the Company's common stock, assuming an investment of $100 on December 31, 1997 and the reinvestment of dividends thereafter, to that of the U.S. common stocks reported in the Nasdaq Total Return Index and the bank stocks of the KBW 50 Total Return Index. The KBW 50 Total Return Index is a proprietary bank stock index of Keefe, Bruyette & Woods, Inc.; it tracks the returns of 50 large banking companies throughout the United States.


                              [PERFORMANCE GRAPH]

                 Retirement Plans; Change in Control Agreements

     The Bank maintains for the benefit of all employees a 401(k) savings plan and a retirement (or pension) plan. A deferred compensation plan and a supplemental pension plan are maintained for the benefit of the named executives and certain other officers. Matching contributions made to the 401(k) plan are included in the Summary Compensation Table. The deferred compensation plan provides for the deferral of compensation for a designated period and for the crediting of interest or earnings on the deferred amounts during the deferral period. The retirement plan and its related supplemental pension plan are more fully described below.

     Retirement Plan. The Bank maintains a qualified, noncontributory retirement plan, called the Whitney National Bank Retirement Plan. This plan is for employees of the Company and the Bank who are at least 21 years old and have completed at least one year of employment. Benefits payable under the plan are based upon a participant's years of service and final average monthly compensation (the average of the highest consecutive five years of compensation during the 10 calendar years immediately before termination or retirement). Benefits are reduced by a portion of the participant's Social Security benefit.

     The Company maintains a nonqualified, noncontributory, supplemental pension plan for executive officers, called the Retirement Restoration Plan. Benefits under this plan are determined using the benefit formula included in the qualified retirement plan, but without regard to enumerated Internal Revenue Code restrictions. Benefits under this plan are reduced by amounts paid from the qualified retirement plan.

     The following table illustrates the aggregate estimated annual retirement benefits payable from both the qualified and nonqualified retirement plans. The table does not indicate required deductions for Social Security benefits.

======================================================================================================
                         ESTIMATED ANNUAL RETIREMENT BENEFITS (1)(2)
======================================================================================================
  Highest Successive                            Credited Years of Service (3)
  Five-Year Average      -----------------------------------------------------------------------------
   Remuneration (4)             10              15             20              25            30
------------------------ -------------- -------------- --------------- -------------- ----------------
        $ 200,000            $36,000         $54,900         $73,200        $91,500        $109,800
          300,000             54,900          82,300         109,800        137,250         164,700
          400,000             73,200         109,800         146,400        183,000         219,600
          500,000             91,500         137,250         183,000        228,750         274,600
          600,000            109,800         164,700         219,600        274,500         329,400
          700,000            128,100         192,150         256,200        330,250         384,300
          800,000            146,400         219,600         292,800        366,000         439,200
        1,000,000            183,080         274,500         366,000        375,000         549,000
        1,200,000            219,600         329,400         439,200        549,000         658,800
======================== ============== ============== =============== ============== ===============


     1. No more than $160,000 (as adjusted by the Internal Revenue Service) can be paid as an annual benefit from the qualified retirement plan.

     2. Retirement benefits are payable at age 65 in the form of a straight life annuity , or a joint and survivor annuity if the participant is married.

     3. As of December 31, 2002, Messrs. Marks, Milling, Baird, Hope and Ferguson had, respectively, 12,18, 7, 8 and 9 years of service.

     4. No more than $200,000 (as adjusted by the Internal Revenue Service) can be taken into account as compensation under the qualified retirement plan. Compensation used to determine the benefits summarized above includes amounts shown in the "Salary" and "Bonus" columns of the Summary Compensation Table. The value of grants and awards under the Company's Long-Term Incentive Plan are excluded.

     Change in Control Agreements. The Company and the Bank have entered into change in control agreements with Messrs. Marks, Milling, Baird, Hope and Ferguson. These agreements provide for payment of a severance benefit equal to 300% of annual salary, as determined under the agreement. The agreements also provide for immediate vesting of outstanding grants and awards under the Company's Long-Term Incentive Plan, the payment of an amount equal to certain additional accruals under the Company's retirement plans, and the continuation of coverage under the Company's group health plans for a period of three years. Any golden parachute excise tax payable with respect to such payments will be paid or reimbursed by the Company or the Bank.

     As described under the agreements, the annual salary generally means the average of all compensation paid to the executive for the highest three of the five calendar years immediately preceding the calendar year in which a change in control occurs. In the event of a change in control, approximate payments under the agreements for the named executive officers using the average annual salaries and cash bonuses for 2000, 2001 and 2002 would be as follows Messrs.:
Marks, $3,635,250; Milling, $2,098,444; Baird, $1,235,883; Hope, $1,255,883; and
Ferguson, $953,373.

     Payments are triggered by termination of employment for any reason, other than cause, or the voluntary resignation of the executive following a change in duties, each in connection with a change in control of the Company or the Bank. For this purpose, a change in control generally occurs if:

     o any person acquires or beneficially owns more than 20% of the Company's outstanding common stock without board approval;

     o any regulatory agency takes action to reorganize or liquidate the Bank;

     o the Company or the Bank enters into a merger or consolidation, or sells all or substantially all of their stock or assets, unless the acquiring corporation assumes the obligations under the agreements; or

     o    the majority of the board members of the Company or the Bank changes.

                              CERTAIN TRANSACTIONS

     The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Mr. Lippman is managing member of the Lippman & Mahfouz, L.L.C. law firm, which the Bank retained during 2002 and expects to retain from time to time during 2003 primarily to handle loan closing matters involving Bank customers. The total fees paid to the Lippman & Mahfouz law firm during 2002 did not exceed five percent of the law firm's gross revenues for the firm's last full fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership of the Company's stock, as well as reports of changes in ownership with the Securities and Exchange Commission. Based on information we received, all required filings by such persons were timely made during 2002.

                                   ACCOUNTANTS

     The Company's Audit Committee selected PricewaterhouseCoopers LLP (PwC) as the Company's independent accountants to audit the books of the Company and its subsidiaries for 2003. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

     On May 22, 2002 the Company decided not to continue the engagement of Arthur Andersen LLP (Andersen) as the Company's independent accountants. This action was taken with the approval of Company's Board of Directors, which ratified the decision reached by its Audit Committee.

     Andersen issued a report on the Company's consolidated financial statements for each of the two fiscal years in the period that ended December 31, 2001. Neither of these reports contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle. During the two fiscal years that ended December 31, 2001 and continuing through May 22, 2002, the Company and Andersen had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to Andersen's satisfaction, would have caused them to make reference to the matter of disagreement in their report on the financial statements.

     The Company previously provided Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures was filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on May 23, 2002 and which is incorporated here by reference.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two fiscal years that ended December 31, 2001 and through May 22, 2002.

     Also on May 22, 2002 the Company appointed PwC to replace Andersen as the Company's independent accountants. The Audit Committee's selection of PwC was also ratified by the Board of Directors. During the Company's two fiscal years that ended December 31, 2001 and continuing through May 22, 2002, the Company did not consult with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events, as those terms are described under Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

     For the fiscal year 2002, the Company and the Bank incurred audit fees of $260,000 payable to PwC for the audit of the Company's annual financial statements for 2002 and the reviews of the financial statements included in quarterly reports for the quarters ended June 30, 2002 and September 30, 2002. The Company and the Bank also incurred audit fees totaling $25,000 payable to Andersen for the review of the financial statements included in the Company's quarterly report for the quarter ended March 31, 2002.

Financial Information Systems Design and Implementation Fees

     For the fiscal year 2002, neither PwC nor Andersen provided the Company or the Bank with any services for financial information systems design and implementation.

All Other Fees

     For the fiscal year 2002, the Company and the Bank incurred aggregate fees of $64,200 payable to PwC for services other than the services covered in paragraphs (e)(1) and (e)(2) of Item 9 of Regulation S-K. These services included separate audit services rendered to different business units of the Bank and its subsidiary, Whitney Securities, L.L.C., and did not include any consulting services. The Company's Audit Committee reviewed the ancillary audit services PwC rendered to the Company and its affiliates in 2002 and did not find the provision of such services incompatible with the maintenance of PwC's independence. Andersen did not provide any such service to the Company or the Bank for 2002.

                              SHAREHOLDER PROPOSALS

     For any shareholder proposal to be considered for our proxy statement and proxy for the 2004 Annual Meeting of Shareholders, we must receive the written proposal at our principal executive office no later than November 20, 2003. In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal for which the Company does not receive advance notice prior to January 29, 2004.

                                  OTHER MATTERS

     We do not know of any matters to be presented at the meeting other than those set forth in the accompanying notice. However, if any other matters properly come before our 2003 annual meeting or any adjournments or postponement thereof, the proxy holders will vote or abstain from voting thereon in accordance with their best judgment.


                                   By order of the Board of Directors.

                                   William L. Marks,
                                   Chairman

                        ANNUAL MEETING OF SHAREHOLDERS OF
                           WHITNEY HOLDING CORPORATION

                                 April 23, 2003
                            Proxy Voting Instructions

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-776-9437 and follow the instructions. Have your control number, located at the right, and the proxy ballot available when you call.
                                      -OR-
TO VOTE BY INTERNET
-------------------
Please  access  the  web  page "www.voteproxy.com"  and follow  the  on-screen instructions.  Have your  control  number, located  to the right when you access the web page.
                                      -OR-
TO VOTE BY MAIL
---------------
Please mark, sign and date your proxy ballot and mail it in the postage paid envelope provided as soon as possible.

RECEIVE FUTURE PROXY MATERIALS VIA THE INTERNET
-----------------------------------------------
Registered shareholders can elect to receive the Company's future proxy materials, including the annual report on Form 10-K, via the Internet. To enroll, please go to our transfer agent's website at www.Investpower.com. You will need to enter the company number and your account number as shown at the top of this card.



Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                    VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
-------------------------------------------------------------------------------


1. Election of Directors to serve until the 2070 or 2008 Annual
   Meetings or until their successors are elected and qualified.

---FOR ALL NOMINEES      -- DR. MICHAEL L. LOMAX    (TERM EXPIRING 2007)
        -or-             -- MR. DEAN E. TAYLOR      (TERM EXPIRING 2007)
---WITHHOLD AUTHORITY    -- MR. E. JAMES KOCK, JR.  (TERM EXPIRING 2008)
   FOR ALL NOMINEES      -- MR. R. KING MILLING     (TERM EXPIRING 2008)
        -or-             -- MR. JOHN G. PHILLIPS    (TERM EXPIRING 2008)
---FOR ALL EXCEPT        -- MR. THOMAS D. WESTFELDT (TERM EXPIRING 2008)
(See instructions below)

                                        TO INCULDE ANY COMMENTS USE THE COMMENTS
                                                        BOX ON THE REVERSE SIDE


INSTRUCTIONS:  To withhold authoritoy to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
---------------------------------------------------------------


--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new addressin the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------

SIGNATURE OF SHAREHOLDER:                                     Date:
                         ----------------------------------       -----------

Note: This proxy must be signed exactly exactly as the name appears hereon.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             YOUR VOTE IS IMPORTANT


Whether or not you expect to attend the Annual Meeting, your vote is important. If voting by mail, please mark, date, sign and promptly return the attached proxy card in the accompanying envelope. No postage is required if mailed in the United States. You may also vote toll-free over the telephone or through the Internet. You may later revoke your proxy and vote in person.

If you return the proxy card but do not specify a manner of voting, the proxy will be voted for proposal 1.

                 Internet Delivery of Proxy Materials Available

Registered shareholders can elect to receive the Company's future proxy materials, including the annual report on Form 10-K, via the Internet. To elect this method of delivery, simply follow the instructions on the reverse. Shareholders who make this election will be notified by American Stock Transfer & Trust Company via E-mail when the materials are available. You will not be mailed a printed copy of the materials.

Shareholders who do not elect and consent to Internet delivery will continue to be mailed the printed copy of the annual report on Form 10-K, proxy statement and proxy card.



                          WHITNEY HOLDING CORPORATION
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lloyd J. Abadie, Richard C.Hart and John A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 23, 2003 or any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and (2) in their discretion upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverser side)
--------------------------------------------------------------------------------
COMMENTS: